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                                                                   EXHIBIT 23.13



                      CONSENT OF RYDER SCOTT COMPANY, L.P.



         We consent to the reference to our appraisal report for Devon Energy Corporation as of December 31, 1999, and to our appraisal report for PennzEnergy Company as of the years ended December 31, 1998 and 1997, incorporated herein by reference.


                                       /s/ RYDER SCOTT COMPANY, L.P.

                                       RYDER SCOTT COMPANY, L.P.


Houston, Texas
June 22, 2000